UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2024

SmartKem, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42115	85-1083654
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Manchester Technology Center, Hexagon Tower

Delaunays Road, Blackley

Manchester, M9 8GQ U.K.

(Address of principal executive offices, including zip code)

011-44-161-721-1514

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	SMTK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b - 2 of the Securities Exchange Act of 1934 (§240.12b - 2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

The description of the terms of the Certificate of Amendment under Item 5.03 is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 11, 2024, SmartKem, Inc. (the “Company”) entered into a consent agreement (the “Consent Agreement”) with certain holders (the “Consenting Holders”) of the Company’s Series A-1 Convertible Preferred Stock, stated value $10,000 per share (the “Series A-1 Preferred Stock”). Pursuant to the Amended and Restated Certificate of Designation of Preferences, Rights and Limitations for the Series A-1 Preferred Stock, dated January 29, 2024 (the “Certificate of Designation”), the Series A-1 Preferred Stock was to begin accruing dividends on the 18th month anniversary of the Closing Date (as defined in the Certificate of Designation), or December 14, 2024, if the trailing 30-day VWAP was less than the then in effect conversion price of the Series A-1 Preferred Stock (the “Series A-1 Dividend”). Pursuant to the Consent Agreement, the Consenting Holders agreed to amend the Certificate of Designation such that the Series A-1 Dividend will not begin accruing until January 31, 2025 (the “Amendment”).

On December 11, 2024, the Company filed a Certificate of Amendment to the Certificate of Designation with the Secretary of State of the State of Delaware (the “Certificate of Amendment”) to effect the Amendment.

The Consent Agreement and the Certificate of Amendment are attached as Exhibits 10.1 and 3.1 hereto, respectively. The summaries above are not intended to be complete and are qualified in their entirety by reference to such exhibits.

Item 9.01	Financial Statements and Exhibits.

(d) The following exhibit is furnished with this report:

Exhibit No.	Description
3.1	Certificate of Amendment to Amended and Restated Certificate of Designation of Preferences, Rights and Limitations of Series A-1 Preferred Stock
10.1	Consent Agreement, dated December 11, 2024, between the Company and the Consenting Holders
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

 Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTKEM, INC.

Dated: December 12, 2024	By:	/s/ Barbra C. Keck
Barbra C. Keck
Chief Financial Officer